Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04 Exhibit 10.3

[***] Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT THREE TO STATEMENT OF WORK NO. 1 TO THE MASTER LOGISTICS SERVICES AGREEMENT

This **AMENDMENT THREE TO STATEMENT OF WORK NO. 1 TO THE MASTER LOGISTICS SERVICES AGREEMENT** (this "**Amendment**") is entered into on the last date of signature below, but effective as of October 1, 2024 (the "**Effective Date**"), by and between Prestige Brands, Inc. ("**CLIENT**") and GEODIS Logistics LLC ("**GEODIS**"). CLIENT and GEODIS are sometimes referred to herein collectively as the "**Parties**" and individually as a "**Party**").

RECITALS:

A. The Parties entered into that certain Master Logistics Services Agreement dated May 13, 2019, as amended from time-to-time (the "**MSA**");

B. In conjunction with the Agreement, GEODIS and CLIENT subsequently executed a certain Statement of Work No. 1 dated May 13, 2019, as amended ("**SOW 1**"); and

C. Subject to and upon the terms and conditions set forth herein, the Parties desire to amend, extend, and otherwise modify SOW 1.

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. **RECITALS AND UNDEFINED TERMS.** The foregoing recitals are certified to be true and correct for all purposes. Capitalized and undefined terms used herein shall have the meanings ascribed thereto in the MSA and SOW 1.

2. **STATEMENT OF WORK TERM**. Section 2 of SOW 1 is hereby amended such that the SOW Term shall expire on February 28, 2030.

3. **EXHIBITS**. The Exhibits to SOW 1 are hereby amended or restated as follows:

Exhibit	*Restated or Amended*
SOW-1 EXHIBIT A – SCOPE SERVICES	Deleted and replaced with SOW-1 EXHIBIT A – SCOPE OF SERVICES attached hereto and made a part hereof.
SOW-1 EXHIBIT B – RATES	Deleted and replaced with SOW-1 EXHIBIT B – RATES attached hereto and made a part hereof.
SOW-1 EXHIBIT C – PRODUCT DESCRIPTION	Restated and unmodified by this Amendment.
SOW-1 EXHIBIT D – KEY PERFORMANCE INDICATORS	Restated and unmodified by this Amendment.
SOW-1 EXHIBIT E – IT STANDARDS	Restated and unmodified by this Amendment.

4. WAREHOUSE LEASE. The Parties agree that GEODIS shall renew the Warehouse lease. 5. AUTHORITY. Each individual executing this Amendment has full authority and right to execute this Amendment in the capacity set forth below. This Amendment shall be binding on the Parties, and the Parties hereby waive any defense to the enforceability of this Amendment based on the authority of the individuals executing this Amendment. 6. ENTIRE AGREEMENT. This Amendment contains the entire agreement between the Parties with respect to the subject matter hereof, and this Amendment supersedes all prior understandings, agreements and representations, if any, with respect to such subject matter except for the provisions of the MSA and SOW 1 not affected by this Amendment. 7. BINDING EFFECT AND RATIFICATION. The terms, covenants, conditions and provisions contained in this Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. The Parties hereby ratify and confirm the terms and provisions of the MSA and SOW 1, as amended hereby. This Amendment shall be incorporated into the MSA and SOW 1 for all purposes, and, should a conflict arise between the terms of this Amendment and those of the MSA or SOW 1, the terms of this Amendment shall control. 8. HEADINGS. The section headings contained in this Amendment are for purposes of reference only and shall not limit or define the meaning of any of the terms or provisions hereof. 9. COUNTERPART/FACSIMILE SIGNATURES. To facilitate execution, this instrument may be executed by the Parties in as many counterparts as may be convenient or required. All counterparts shall collectively constitute a single instrument. To expedite the execution of this document, signatures obtained and/or transmitted electronically shall be effective as originals for all purposes. [Signature Page Immediately Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives on the date set forth below, but to be effective as of the Effective Date. Prestige Brands, Inc. GEODIS Logistics LLC By: By: Name: Name: Title: Title: Date: Date: Attachments: SOW – 1 Exhibit A – Scope of Services, Restated Effective October 1, 2024 SOW – 1 Exhibit B – Rates, Restated Effective October 1, 2024 [Signature Page to Amendment Three to SOW 1]

GEODIS Confidential Exhibit A – Scope of Services, Page 1 of 10 SOW-1 Exhibit A – Scope of Services Restated Effective October 1, 2024 This Exhibit A includes: (i) a high-level overview of the fulfillment and logistics solution to be implemented and provided under the Agreement; (ii) key data, information and other operational profiles and parameters provided by CLIENT upon which the scope of the Services and associated fees and charges were based and agreed to (“Operational Parameters”); (iii) a description of the Services to be provided by GEODIS; (iv) a list of CLIENT responsibilities, the fulfillment of which are necessary for satisfactory performance of the Services; and (v) a description of the methodology for implementing the Services. 1. Overview. The logistics solution to be provided pursuant to the Agreement generally includes receiving the Products) into inventory at the Warehouse, warehousing the Products, and picking, packing and shipping Products from the Warehouse in accordance with CLIENT provided instructions. Inbound shipments will arrive daily via truckload (TL), less than truck load (LTL), and ocean container. Annual inbound are estimated to be no more than [***] cases, with an estimated year over year (YOY) growth of [***] and will include an estimated average of [***] active SKUs, with an estimated maximum of [***]. Hazardous Materials are included in the Products. After receipt, Products will be stored at the Warehouse, which has a capacity for CLIENT of a maximum capacity for CLIENT of 602,073 square feet allocated for the storage and performance of the Services. The amount of space allocated for Products and Services may be adjusted upon written agreement of the Parties. Outbound shipments will be cases and pallets via, TL, LTL, and parcel, primarily in the business to business channel. Standard orders received before the cutoff time (established by the Parties from time to time) are generally expected to be picked, packed and fulfilled/ship confirmed within a [***] day window based on scheduled must ship by dates. Average and peak outbound volumes are listed in Section 2.3. [***] Unless otherwise agreed by the Parties, CLIENT will be responsible for all communications with its customers; GEODIS will not receive any customer/end-user complaints or service calls. With respect to new product acquisitions by CLIENT, CLIENT agrees to use commercially reasonable efforts to provide GEODIS adequate advance notice of such purchase or acquisition in order to allow GEODIS the ability to appropriately plan and discuss the new product mix with CLIENT. 2. Operational Parameters. The Services described in this Exhibit A, and the associated fees and charges outlined in Exhibit B, are based upon inbound, outbound, on-hand inventory volume projections, year over year growth estimates and other data, projections and information provided to GEODIS by or on behalf of CLIENT prior to the date of the SOW, including, without limitation, the key Operational Parameters set forth herein. Any variance in the Operational Parameters of [***] (or changes in any other data, projections or information provided by Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit A – Scope of Services, Page 2 of 10 or on behalf of CLIENT, and/or other changes to the scope of Services) as compared to the year-one baseline values established as of the date of the SOW may result in additional costs and/or impact timelines, project plans and performance levels. Any different or additional Services (including, without limitation, any alteration to the facilities/equipment or level of labor) that may be required as a result of such changes or variances will be performed or executed only if agreed upon and approved by the Parties in accordance with the procedures set forth in the MSA. 2.1. Inbound. The following table sets forth a summary of the profile of inbound shipments: Parameter Baseline Value – Year 1 Arrival Mode(s) [***] [ [***] [***] [***] [***] [***] [***] [***] [***] [***] Volume [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mix [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Data Capture/Labeling [***] [***] [***] [***] [***] [***] [***] [***]

GEODIS Confidential Exhibit A – Scope of Services, Page 3 of 10 Returns [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Inbound Handling [***] [***] [***] [***] [***] [***] [***] [***] 2.2. Processing/Put Away/Storage. The following table sets forth a summary of the profile of Product storage: Parameter Baseline Value – Year 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 2.3. Outbound. The following table sets forth a summary of the profile of outbound shipments: Parameter Baseline Modeled Value – Year 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

GEODIS Confidential Exhibit A – Scope of Services, Page 4 of 10 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 3. GEODIS Services. GEODIS will provide receiving, warehousing, distribution and mutually acceptable value-added services to support CLIENT’s business as more fully described below. Operations will be conducted at the Warehouse using a two-shift, Monday through Friday (excluding holidays), from 07:00 until 00:30 local time (“Operating Hours”) with options, as agreed by the Parties to work overtime on Saturdays and/or Sundays. 3.1. Inbound/Receiving. 3.1.1. General Process. All inbound Products will be taken through a standard process that is designed to provide accurate and timely processing of the applicable Product(s). Products will be received against [POs] provided by CLIENT via electronic data interchange (“EDI”). To the extent required, GEODIS will sort and segregate Products upon arrival as appropriate to separate SKUs. GEODIS will then check the quantity of cases or pallets, as applicable, against the expected receipt quantities and Product descriptions. GEODIS will promptly notify CLIENT of any identified discrepancies or other exceptions. Any identified exceptions will be handled in accordance with mutually acceptable procedures established as part of the implementation phase described below (the “Implementation Phase”). Products received without exception, and Products received with exceptions that are resolved such that the Products are to be accepted into stock, will be put away as described below. Products that are subject to exceptions that are not resolved in a manner such that they are available (e.g., damaged or

GEODIS Confidential Exhibit A – Scope of Services, Page 5 of 10 return-to-vendor items), and Products that for some other reason are not to be included in available stock in the WMS (e.g., Products flagged for special handling or requiring hazmat determination) will be segregated in the Warehouse pending resolution/disposition. GEODIS expects that product will be received in to the Warehouse on hold. When the CLIENT communicates, in writing, that the product is ready to be made available, GEODIS will adjust the inventory according to the item, lot, and load specification. 3.1.2. First Article Inspection (“FAI”). GEODIS will conduct its standard first article inspection (“FAI”) process for all new Products to capture the missing attributes of the Product for addition to the Item Files. The FAI will include identification of any special attributes, such as “hazardous” classification, only as identified and agreed by the Parties during the Implementation Phase. 3.1.3. Labeling/License Plates. Products received on hold with the intention to make available in the WMS, will be labeled at the lowest unit of measure (“UOM”), with a unique master license plate (“LP”). For example, a single SKU pallet would receive one master LP, but each individual case on that pallet would not. The master LP will be tied to SKU number, description, quantity received, creation date, expiration date, and lot number. 3.1.4. Inbound Inspections. All inbound shipments will be visually inspected, on the exterior only, for mold, mildew, and/or significant damage. Trailers will also be inspected, including temperature checks for refrigerated loads. Any identified damage will be handled as an OSD as described below. GEODIS shall maintain a log or other documentation to ensure that 100% of all inbound shipments have been inspected as required hereunder. 3.1.5. Inbound Audits. One case per lot per load will be audited. All Shipments will be audited using this process. The sample size for any audit will be as mutually agreed by the parties from time-to-time. The audits will consist of validating SKU, quantity, quality, LOT, and pallet configuration. CLIENT may, upon reasonable request, have a representative present for such audits. 3.1.6. Over, Short and Damaged Product (“OSD”). GEODIS will promptly notify CLIENT of any OSD identified during unloading/receipt by noting it on the applicable delivery receipt where practicable. The Parties acknowledge, however, that, due to the nature of some of the Product and/or the manner in which it is packaged/palletized, some OSD issues may not be identified until after the Product is received and the delivery receipt has been provided to CLIENT, in which case, GEODIS will notify CLIENT promptly following discovery. Product that is received as damaged merchandise will be received in WMS as such and placed into non-allocable (damaged) locations within the Warehouse. Likewise, for OSD occurring during Warehouse operations, damaged Product will be adjusted out of available inventory and will be moved to the appropriate non-allocable (damaged) location(s) within the Warehouse. GEODIS may dispose of OSD Products in accordance with CLIENT’s disposal and/or destruction requirements and as discussed on a quarterly basis between the Parties, on an agreed upon interval not to exceed ninety-five (95) days. 3.1.7. Additional Services. GEODIS understands that some SKUs will require unboxing to convert the case to shelf quantity during the receiving process. These conversions will be charged in accordance with the open book rate structure set forth in Exhibit B. Additional VAS services can be supported as agreed by the Parties from time-to-time. Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit A – Scope of Services, Page 6 of 10 3.2. Storage and Inventory Management. 3.2.1. Put Away. Products that have completed the receiving process and are otherwise ready for put away will be placed in appropriate storage locations and remain on hold in the WMS until notified by the CLIENT. Unless otherwise agreed by the Parties, GEODIS will endeavor to manage inventory on a FEFO basis. On occasion, an order may require a specific LOT/expiry, and such orders will be charged in accordance with the open book rate structure set forth in Exhibit B. Product received with a shorter FEFO than that currently in a pick front, is expected to be held from allocation until the current pick front is consumed. 3.2.2. Inventory Management. GEODIS will implement and maintain its inventory management process in an effort to control shrink and damages. GEODIS shall be entitled to a shrink allowance as described in the MSA. Physical inventories or other audits and cycle counts will be performed on a quarterly basis. Any additional physical inventories required by CLIENT will be performed under the open book rate structure set forth in Exhibit B. A predetermined cycle counting program will be agreed upon by both Parties for the gantry in order to minimize the downtime for processing orders. 3.2.3. Additional Services. QA holds will be communicated in writing by the CLIENT to GEODIS, and an inspection process may occur. Inventory will be systemically held in its current locations until the CLIENT has determined next steps. During a recall, GEODIS will support CLIENT and perform any additional work as agreed to by the Parties. This additional work will be performed under the open book rate structure set forth in Exhibit B. 3.3. Outbound/Shipping. 3.3.1. General. All outbound Products will be taken through GEODIS’s standard process that is designed to provide accurate and timely fulfillment of orders. CLIENT will transmit all outbound orders to GEODIS in a mutually agreeable format via EDI. Standard orders received before the cutoff time established by the Parties from time to time are generally expected to be picked, packed and shipped within 10-14 days based on scheduled must ship by dates. Orders received after cutoff- time are expected to be fulfilled/ship confirmed as close to the must ship by dates as capacity will allow. 3.3.2. Order Preparation/Shipping. Except as otherwise agreed by the Parties, all orders will be picked at the pallet, layer, and case level and packed/prepared for shipment at the pallet and case level. Once packed, outbound orders will be labeled, manifested, staged, and scanned to the assigned dock door for shipment via TL, LTL, and Parcel. The Parties will establish a process to manage order exceptions. Any orders or lines that require planned cancelation or “zero shipment” will be communicated in writing. CLIENT requested order cancelations or changes after picking, will be excluded from the KPIs as specified in Exhibit D and will be performed under the open book rate structure set forth in Exhibit B 3.3.3. Special Handling. Products identified in the Item Master File as requiring special handing, such as hazmat, batteries, or, retailer specific requirements will be communicated to GEODIS prior to staging for shipment. Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit A – Scope of Services, Page 7 of 10 3.3.4. Outbound Audits. GEODIS will audit 100% of outbound orders for accuracy through the Product Transfer and Ramp Plan for each of the nine (9) Product waves and will gradually decrease the percentage of audited volume to 5%. Pursuant to an audit reduction schedule agreed upon by the Parties, the Parties will assess quality progress with the goal of reaching a 5% outbound volume within the first 30 days at the conclusion of the Ramp Plan. Orders that are audited will be randomly selected from the pool of available orders for the day. The sample size for any audit will be as mutually agreed by the Parties from time-to-time. The audits will consist of validating item count, SKU accuracy, label placement, etc. by visual and systemic inspections. CLIENT may, upon reasonable request, have a representative present for such audits. Notwithstanding the foregoing, at CLIENT’s request, GEODIS will maintain a process to flex audit percentages to meet the CLIENT’s requirements, provided that. any additional resources required to meet such flex audit percentages requested will be performed at the request of CLIENT pursuant to the open book rate structure set forth in Exhibit B. 3.4. Supplies. Except to the extent mutually agreed by the Parties, GEODIS will procure and maintain a reasonably adequate supply of general operating supplies (i.e. labels, tape, blank paper stock, etc.). CLIENT will be billed for supplies as provided in Exhibit B. CLIENT will be responsible for communicating to GEODIS any preferred vendors for specialized supplies. 3.5. Reports. GEODIS will provide access to system reports to provide visibility of daily operations metrics. There are a total of forty-one (41) standard reports available to the CLIENT to select for their business. All changes requested during the first six (6) months following Shipping Go-Live and after will adhere to the GEODIS IT Work Request Process. Requests will be prioritized and completed based on estimated dates provided by the GEODIS IT team. After the first six (6) months following Shipping Go-Live any report requests will be developed based on the IT pricing structure in Exhibit B except for two (2) additional customized reports that will be provided for free. 3.6. CHEP Pallets. To the extent that CHEP pallets are required or used in connection with the Services, GEODIS will manage pallet inventory in an effort to maintain availability of an appropriate quantity of CHEP pallets. GEODIS will use CLIENT’s account number for ordering CHEP pallets, and CLIENT shall be responsible for the cost of procuring and handling all CHEP pallets. CLIENT and GEODIS will complete a monthly reconciliation of CHEP pallets in accordance with procedures developed during the Implementation Phase. 3.7. Value Added Services. GEODIS may, upon mutual written agreement of the Parties, provide value added services (“VAS”) at the request of the CLIENT. VAS will, if agreed upon and approved by the Parties as to scope and charges, be documented in writing between the Parties (email communication being sufficient). To the extent GEODIS is able to deploy existing warehouse labor from the local campus network to perform in scope VAS services, such services will be performed under the open book rate structure set forth in Exhibit B. Anything requiring licensing and lot batch creation is not considered in-scope VAS services, and will be billed pursuant to a separate rate to be mutually agreed upon by the Parties. 3.8. Security. GEODIS will secure the Warehouse by, among other things: (i) having employees enter through a single point of entry using GEODIS provided ID cards; (ii) limiting/restricting carrier access to the Warehouse; (iii) installing and maintaining a monitored intrusion detection system/CCTV system; (iv) providing a “hotline” for reporting suspicious activity at and around the Warehouse; and (v) provide exterior guard services. GEODIS will follow industry standard security and risk mitigation practices as outlined in Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit A – Scope of Services, Page 8 of 10 Transported Asset Protection Association guidelines. 4. Integration and Data Exchange. The Parties acknowledge that the successful execution of the Services set forth in this SOW will require the transmission and sharing of data. To ensure the correct type of data is being transmitted in an acceptable timeframe, the Parties agree to exchange of data as outlined in the GEODIS Functional Specification Document (FSD). 5. Yard Management. GEODIS will manage a secured yard and perform activities such as trailer management, inbound inventory, and outbound shipments. A security guard will be on site at all times enabling carriers approved by the Parties to drop trailers during or after Operating Hours. The Parties will agree to provide specific carriers with a limited number of trailers available to occupy space within the yard for the sole intent to support the CLIENT’s business. Carriers will not be allowed to drop trailers at dock doors after Operating Hours. Any management of refrigerated trailers is considered out of scope as of the Effective Date. 6. CLIENT Responsibilities. The Parties acknowledge that satisfactory performance of the Services is contingent upon CLIENT’s assistance and cooperation. Accordingly, in addition to other CLIENT responsibilities set forth elsewhere, CLIENT shall have the following responsibilities: 6.1. Contact Information. CLIENT will, from time-to-time, provide an up-to-date contact list of key business subject matter experts assigned to the team and a dedicated project manager to serve as single points of contact for the applicable subject matter. 6.2. Forecasts. At least [***], each at the daily level to facilitate resource planning. Without limiting the foregoing, CLIENT must provide inbound, inventory, and outbound data as needed or requested by GEODIS to support operations. 6.3. Electronic Purchase Order. At least one business day, but in no event less than 24 operating hours, in advance of each inbound shipment, CLIENT will provide detailed purchase order(s) (“PO”) in a mutually agreeable format via EDI that describes each shipment in reasonable detail, including, without limitation, description of each item, quantity of each item, and such other information as GEODIS may reasonably request. 6.4. Transportation. GEODIS will handle the management of all domestic inbound transportation on behalf of the CLIENT. The CLIENT will handle all international inbound transportation at its own expense. CLIENT or its designee must make inbound appointments for each international shipment with the GEODIS Warehouse at least one business day, but no less than 24 operating hours, in advance. Appointments will be available only during normal operating hours.. In the event that a carrier arrives with malicious intent or with unsafe equipment, GEODIS reserves the right to turn away the load in its commercially reasonable discretion. If a load arrives off schedule, GEODIS will use commercially reasonable efforts to reschedule the load and minimize the impact of operations provided however, that GEODIS shall not be responsible for detention or demurrage charges. In any event that a load requires turn away or rescheduling, GEODIS will notify CLIENT of the situation. Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit A – Scope of Services, Page 9 of 10 6.5. CLIENT Onsite Personnel. In the event that the Parties agree that CLIENT’s personnel will be onsite at the Warehouse at any time, the provisions regarding CLIENT’s indemnification obligations in the MSA shall apply to such onsite presence of CLIENT’s personnel. 6.6. Retail Requirements and Gantry Allocation. CLIENT will manage the relationship with the retail customers and will be responsible for communicating any updates to logistics services. The Parties will develop a document “Retailer Requirements Matrix” to ensure requirements for specific retailers are adhered to in the operation. The Retailer Requirements Matrix will be subject to change as retailer specific requirements change. All requirements captured in the matrix will reference the version or release of the formal routing guide published by each retailer. CLIENT will be responsible for reviewing and approving the Retailer Requirements Matrix and communicating any exceptions or changes that are deviations from specific requirements outlined in formal routing guides. The Retailer Requirements Matrix will be used in conjunction with a gantry allocation document to determine which retailers will be eligible for outbound picking within the gantry system. Prior to Receiving Go-Live, the Parties will construct and agree upon a gantry specific ramp plan. The plan will include retailer specific requirements, and the potential percentage of layer picks estimated for throughput. 6.7 Chargeback Liability. Upon completion of the Retail Requirements Matrix, to the extent CLIENT incurs liability for specific performance related errors from its customer (“Compliance Chargebacks”) and the root cause of such chargeback is due to GEODIS’s error or omission, GEODIS will be liable to CLIENT subject to the conditions set forth below: a. GEODIS shall have one hundred eighty (180) days from the date of Shipping Go-Live to become compliant with existing customer routing guidelines, and any Compliance Chargebacks that occur during or relate back to this period shall be the sole responsibility of CLIENT. b. CLIENT shall use its best efforts to notify GEODIS as soon as it has knowledge of the incurrence of Compliance Chargebacks so that GEODIS may take immediate corrective action. c. All claims for Compliance Chargebacks will be provided by CLIENT to GEODIS within thirty (30) days of CLIENT receiving notice of such Compliance Chargeback. Each claim shall include documentation and detail sufficient for GEODIS to research the origin, or root cause of the Compliance Chargeback. GEODIS will have thirty (30) days from the receipt of each claim to confirm acceptance or provide a commercially reasonable reason for declining the acceptance of Compliance Chargeback. Pending the resolution of the Compliance Chargeback claim, CLIENT will not offset or withhold payments due to GEODIS under this Agreement. d. In the event that CLIENT gains a new customer with specific customer routing guidelines, or if the customer routing guidelines change for an existing customer, GEODIS shall have sixty (60) days from the date of first outbound shipping for any new customer, and sixty (60) days from the receipt of the revised customer routing guidelines for any existing customer, to become compliant with the new and/or revised customer routing guidelines, and any Compliance Chargebacks that occur during or relate back to this period shall be the sole responsibility of CLIENT. e. The annual maximum amount of GEODIS Chargeback liability to CLIENT will be [***] per SOW Term year, Compliance Chargebacks that exceed this cap shall be the sole responsibility of CLIENT. Further, GEODIS shall be afforded a [***] Chargeback Compliance allowance in that GEODIS shall not Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit A – Scope of Services, Page 10 of 10 be liable for Compliance Chargebacks until such Compliance Chargebacks equal greater than [***] in the aggregate for each SOW Term year. Thereafter, GEODIS shall be liable for all Compliance Chargebacks in excess of [***]. f. The same exclusions to liability for KPIs set forth in Exhibit D shall apply to this section. g. Unless otherwise addressed in the MSA, the following are specific exclusions to GEODIS Chargebacks, howsoever caused, and will remain the sole-responsibility of the CLIENT: (i) cargo loss or damage claims; (ii) non-transportation-related non-conformity chargebacks; (iii) delays at the port, or customs clearance delays; (iv) hidden damage or hidden quantity count concerns not reported to GEODIS within fifteen (15) days after CLIENT becomes aware of such loss or damage; (v) chargebacks related to product or inventory unavailability, unless such Product was unavailable for reasons within GEODIS’s reasonable control; (vi) chargebacks related to delays in shipment resulting from volume spikes of greater than 20% from the Locked Forecast; (vii) chargebacks for orders processed through the gantry during the first ninety (90) days from gantry go-live; (viii) chargebacks for claims greater than 90 days from the delivery date of the Product; (ix) chargebacks for items or actions not captured within the agreed upon Retail Requirements Matrix; (x) with respect to on-time shipping related chargebacks, GEODIS shall only be liable for these chargebacks if GEODIS ships an order after its intended shipping date and CLIENT has provided three (3) business days’ notice in advance of the need for such shipment. In the event the forecast materially changes, for example due to a sudden customer demand, the Parties shall mutually discuss resolving the forecast change so as to mitigate any future chargebacks. Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit B – Rates. Page 1 of 7 SOW – 1 Exhibit B – Rates Restated Effective October 1, 2024 In consideration for the Services, CLIENT shall pay GEODIS the fees and charges (“Rates”) set forth in this SOW 1 – Exhibit B (“Exhibit B”). The terms and conditions of the Agreement are incorporated herein by reference, and defined terms used, but not otherwise defined herein, shall have the meanings assigned to them in the Agreement or other Exhibits. The Rates were determined in reliance on the Operational Parameters set forth in SOW 1 - Exhibit A (“Exhibit A”), information set forth in this Exhibit B and the other Exhibits to the SOW, as well as other data, projections or information provided to GEODIS by or on behalf of CLIENT. As more specifically described in Exhibit A, any variances or changes to (i) the Operational Parameters or Forecasts, (ii) any other data, projections or information provided to GEODIS by or on behalf of CLIENT, or (iii) the scope of Services from the year one baseline values may result in additional costs or impact timelines and project plans. Any different or additional Services (including, without limitation, any alteration to the facilities/equipment or level of labor) that may be required as a result of such changes will only be executed if agreed upon and approved by the Parties in accordance with the procedures set forth in the MSA. 1. Open Book Pricing. CLIENT and GEODIS agree to an open book pricing structure wherein Client agrees to pay all the expenses for the Services, plus the applicable margin set forth herein. 1.1. TABLE 1.1.1 – G & A Margin Management Margin Warehouse Labor $ Temporary Labor $ Clerical $ Total Expenses $ G&A Margin Management Margin $ $ Total Total $ 2. Forecasts and Operating Parameters. CLIENT is responsible for providing and updating Forecasts and related information in accordance with Exhibit A, which will be used to prepare each year’s operating budget. In addition to the Forecasts provided by CLIENT, the operating budgets will be based on the Operational Parameters set forth in Exhibit A, and other data, information and forecasts provided by CLIENT from time-to-time. The forecasts and Operational Parameters will be utilized to determine the required staffing, equipment, space, capital assets, and other items required to meet the CLIENT’s business needs as set forth in the operating budget.

GEODIS Confidential Exhibit B – Rates. Page 2 of 7 3. Annual Operating Budget. An initial operating budget has been developed and agreed to by the Parties to illustrate the charges for the initial transition process (the “Annual Operating Budget”). The Annual Operating Budget is set forth below in Table 3.1 – Annual Operating Budget. Each year thereafter, within thirty (30) days after receipt of the Annual Forecast from CLIENT, GEODIS will provide CLIENT a revised operating budget for the remaining years of the Term; provided that such budget shall only be provided on an annual basis and upon timely receipt of CLIENT’s Annual Forecast. The Parties agree that the Initial Operating Budget and annual operating budgets are merely estimates for planning and informational purposes only and Rates may change in the event that actual costs of the Services provided are higher than the budgeted sums. Table 3.1 – [***] Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS Confidential Exhibit B – Rates. Page 3 of 7 $ $ $ [***] $ $ $ $ $ $ $ $ $ [***] $ $ $ [***] $ $ $ $ $ $ $ $ $ $ $ $ $ [***] $ $ $ $ $ [***] $ $ $ $ $ $ $ [***] $ $ $ $ $ $ $ $ $ $ $ $ [***] $ $ $ $ [***] $

GEODIS Confidential Exhibit B – Rates. Page 4 of 7 4. Labor. With respect to labor expenses, GEODIS has used agreed upon labor productivity standards to complete the direct labor portion of the Initial Operating Budget, and agreed upon standards to staff indirect labor, supervisors and management. Actual labor costs will be calculated as described below. 4.1. Hourly Labor (Direct and Indirect). Actual wages paid to GEODIS hourly employees to provide the Services including overtime, PTO, and holidays, plus Margin. 4.1.1. Overtime. Any overtime hours will be invoiced at the wages described above and multiplied by 1.5, plus Margin. 4.2. Salary Labor. CLIENT will pay actual salaries, plus Margin, for GEODIS salaried employees assigned to support the Services. 4.3. Temporary Labor. GEODIS will use temporary agencies at its discretion to properly staff the operation. Temporary labor costs will be calculated as: Actual temporary agency employee wages including the temporary agencies’ markup, plus Margin. 4.4. Benefits. A benefits cost will be applied to all GEODIS Salary Labor and Hourly Labor at a [***]. The benefits rate will not be applied to Temporary Labor and shall only apply to those individuals supporting the CLIENT account. 5. Assets. 5.1. Capital Assets. The Parties agree and acknowledge that certain operating assets are needed to support the Services in Year 1 set forth in Exhibit A, these assets include, [***] (the “Capital Assets”). Effective October 1, 2024, for CLIENT’s use of the Capital Assets, an asset usage fee of [***] will be charged to CLIENT each month during the Term (“Asset Usage Fee”); effective March 1, 2029, the Asset Usage Fee shall be reduced to [***]; and effective August 1, 2029, the Asset Usage Fee shall be reduced to [***] for the remainder of the Term. The breakdown of such assets is set forth in Table 5.1.1 (the “Capital Assets”). TABLE 5.1.1 – CAPITAL ASSETS If the actual cost of Capital Assets procured in Year 1 varies from the total amount above or installation timeline changes, the Asset Usage Fee will be adjusted accordingly; provided, however, if GEODIS foresees that the actual cost of Capital Assets procured in Year 1 will be higher when compared to the amounts set forth above, GEODIS will notify CLIENT, and the Parties will mutually determine any proposed modifications or alternatives to refrain from increasing the total price above. For avoidance of doubt, the payment of Asset Usage Fees, including any Termination or Expiration Amounts related thereto as set forth in the MSA, does not convey title or ownership of any such assets to CLIENT, and title shall remain with GEODIS. 6. Storage. Beginning on October 1, 2024, CLIENT will be invoiced a monthly fee of [***] for storage, including

Docusign Envelope ID: B921F5B5-B637-4D81-80EA-4721F834CA04

GEODIS
Confidential

but not limited to rent, tax, CAM, insurance, utilities, operating expenses, and waste/snow removal, inclusive of Margin (the "**Storage Rate**") pursuant to the invoicing terms of this Exhibit B. The monthly Storage Rate is calculated based upon CLIENT's allocation of 557,961 square feet in the Warehouse at a rate of [***] per square foot, plus Margin. The Storage Rate shall increase annually on October 1 pursuant to the rates set forth in Table 6.1 – Monthly Storage Fee below. The Storage Rate shall be charged regardless of actual space occupied by CLIENT.

TABLE 6.1 – MONTHLY STORAGE FEE

	Y1	Y2	Y3	Y4	Y5
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

7. **Other Charges / Assessorial.**

   7.1. **Equipment.** Separate and apart the assets defined in Section 5, GEODIS may enter into leases and short-term rental agreements for warehouse equipment and IT system equipment to support provision of the Services (see "**Initial Operating Budget**"). This equipment includes without limitation: reach truck, order picker, double pallet jack, dock stocker, scrubber, yard jockey, RF guns, Laptops and IPADs, etc. These equipment leases and rentals will be invoiced to CLIENT at cost plus Margin pursuant to the invoicing terms of this **Exhibit B**.

   7.2. **System Order Charges**. Effective October 1, 2024, the IT systems costs associated with warehouse and labor management will be invoiced to CLIENT at [***] annually, in monthly installments of [***].

   7.3. **Supplies.** Supplies are not included in the Initial Operating Budget and Operating Budgets prepared thereafter. CLIENT will present a purchase order ("**PO**") to GEODIS to purchase supplies for the Services utilizing, GEODIS' vendors and suppliers where applicable, the PO will be paid directly by CLIENT for such supplies. Should CLIENT elect for GEODIS to purchase supplies on its behalf outside of the PO process set forth herein, these costs will be billed as a Miscellaneous Cost pursuant to Section 7.4 below.

   7.4. **Miscellaneous Cost:** Miscellaneous cost are not included in the Initial Operating Budget and Operating Budgets prepared thereafter or related to facility startups such as fire extinguishers, floor mats, rack labels, signage, etc. ("**Miscellaneous Costs**"). Any Miscellaneous Costs will be invoiced to CLIENT at cost plus Margin, pursuant to the invoicing terms of this **Exhibit B**.

   7.5. **Assessorial Charges.** GEODIS reserves the right to invoice CLIENT for any work to be performed due to a variance in the Operating Parameters, work outside of the forecasted volumes, or additional work done at the specific request of the CLIENT that falls outside of the standard scope of Services as set forth in Exhibit A (the "**Assessorial Charges**"). The Parties shall mutually agree on any Assessorial Charges to be incurred by GEODIS, and any Assessorial Charges will be invoiced to CLIENT at cost plus Margin, pursuant to the invoicing terms of this **Exhibit B**.

8. **Termination or Expiration.** This section is intended for references purposes only to determine what amount of asset usage fee costs and operating lease costs (i.e., racking and gantry) ("**Asset Costs**"), and Start-up Investment (defined below), if any, are due by CLIENT to GEODIS in the event that Section 8.C of the MSA(Obligations Following Termination) is triggered (i.e., a CLIENT Termination for Convenience or a GEODIS Termination for Cause), or upon the expiration of the SOW Term per Section 8.D (Expiration of Term). The amounts listed herein are not intended to be exhaustive; the terms and

Exhibit B – Rates. Page 5 of 7

GEODIS Confidential Exhibit B – Rates. Page 6 of 7 conditions of the MSA will govern the total amount of Termination and Expiration Amounts due. 8.1. Asset Costs. CLIENT will reimburse GEODIS for the Asset Costs pursuant to the following termination and expiration schedule. The Termination Amount shall equal the respective Remaining Term’s Termination Amount, i.e., if Agreement is terminated with five months remaining to the Term, Client’s Asset Cost payment obligation shall equal the below Remaining Term 5’s Termination Amount. The Parties agree that Remaining Term “60” began in February 2022 and the Remaining Term “0” coincides with January 31, 2027. TABLE 8.1–ASSET COSTS TERMINATION SCHEDULE GEODIS shall notify CLIENT upon determining in good faith that additional Asset Costs may be required, whereupon GEODIS and CLIENT shall mutually agree upon the necessity for such additional Asset Costs. Should additional Asset Costs be incurred during the Term of the Agreement, following the mutual agreement of the Parties, the amounts above shall be adjusted accordingly for Termination/Expiration Amount purposes. With respect to any operating leases, the above termination amount is exclusive of any additional buy-out amounts remaining under such leases. 9. Invoicing Terms 9.1. Advance Monthly Invoices. At the beginning of each calendar month, GEODIS will invoice CLIENT for Salary Labor and Benefits, Capital Assets, Storage, and Initial Expenses. 9.2. Weekly Invoices. At the beginning of each week, GEODIS will invoice CLIENT for Hourly Labor (Direct and Indirect) and Benefits, Temporary Labor, and Assessorial Charges incurred in the prior week. 9.3. Ending Monthly Invoices. At the end of each calendar month, GEODIS will invoice CLIENT for Equipment & IT Systems Equipment, System Order Charges, Miscellaneous, and any amount(s) due but not otherwise invoiced and incurred in the prior month. CLIENT will pay each invoice as provided in the MSA Section 5.G (Invoices and Payment Terms).

GEODIS Confidential Exhibit B – Rates. Page 7 of 7 10. Cost Reduction Commitment and Gain Sharing. The Parties will continue to work together in good faith to continuously improve operations and reduce CLIENT’s overall costs. The Parties will jointly identify and select cost reduction initiatives and continuous improvement projects that will be pursued. The Parties will agree how each initiative will be measured prior to implementing any recommended changes. Progress of any cost reduction initiatives will be reviewed during monthly or quarterly business review calls. Should additional capital investment or new technologies help support cost reduction initiatives, a detailed project description and proposal will be presented to CLIENT before such opportunity is pursued. A gain share element for GEODIS shall apply to actual net savings achieved by cost savings initiative(s). The specific percentage gain share allocation will be agreed upon by the Parties when developing the cost reduction initiative. Savings for cost reduction initiatives will be tracked and reviewed regularly and reported on during quarterly business reviews.